INVENTORIES	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
INVENTORIES	INVENTORIES
ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

INVENTORIES BY TYPE

	As at December 31
(In millions of dollars)	2025	2024

Wireless devices and accessories	446	538
Other finished goods and merchandise	104	103

Total inventories	550	641
Cost of equipment sales and merchandise for resale includes $2,737 million of inventory costs for 2025 (2024 - $2,749 million).